DELAWARE GROUP INCOME FUNDS

Delaware Corporate Bond Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
(each a "Fund")

Supplement to the Prospectuses dated September 28, 2001

Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

The discussion of each Fund's investment policies under "What are the Fund's main investment strategies?" and "How We Manage the Funds" is amended to include the following language and the discussion concerning how we use corporate bonds under "The securities we typically invest in" is replaced with the following language:

Under normal circumstances, each Fund will invest at least 80% of its net assets in corporate bonds. This policy is not a fundamental investment policy and can be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

Delaware High-Yield Opportunities Fund

The discussion of the Fund's investment policies under "What are the Fund's main investment strategies?" is amended to include the following language and the second sentence under "How we manage the Funds - Our investment strategies - Delaware High-Yield Opportunities Fund" is replaced with the following language:

Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities rated at the time of purchase BB or lower by S&P or similarly rated by another NRSRO or, if unrated, judged to be of comparable quality. This policy is not a fundamental investment policy and can be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

This Supplement is dated May 1, 2002.